SCHEDULE 14A
                     Information Required In Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

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|_|      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           Ag-Chem Equipment Co., Inc.
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                           AG-CHEM EQUIPMENT CO., INC.

                                                                February 5, 1998


TO:  THE SHAREHOLDERS OF AG-CHEM EQUIPMENT CO., INC.

         You are cordially invited to attend the Annual Meeting of Shareholders of Ag-Chem Equipment Co., Inc. to be held on Monday, March 9, 1998, at 3:00 p.m., local time, at the Decathlon Athletic Club, 7800 Cedar Avenue South, Bloomington, Minnesota. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying form of Proxy and return it in the enclosed envelope. Also attached for your review are the formal Notice of Meeting and Proxy Statement.

         On behalf of your Board of Directors and employees, thank you for your continued support of Ag-Chem Equipment Co., Inc.

                                       Very truly yours,


                                       /s/ Alvin E. McQuinn
                                       Alvin E. McQuinn,
                                       CHAIRMAN OF THE BOARD AND CEO

                           AG-CHEM EQUIPMENT CO., INC.
                               5720 Smetana Drive
                           Minnetonka, Minnesota 55343

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                  MARCH 9, 1998

TO:      The Shareholders of Ag-Chem Equipment Co., Inc.:

         The Annual Meeting of Shareholders of Ag-Chem Equipment Co., Inc. (the "Company") will be held on Monday, March 9, 1998 at 3:00 p.m., local time, at the Decathlon Athletic Club, 7800 Cedar Avenue South, Bloomington, Minnesota.

         The items of business are:

         1. To elect seven directors to hold office until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         2. To consider and act upon a proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending September 30, 1998; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record as shown on the books of the Company at the close of business on January 16, 1998 will be entitled to vote at the meeting and any adjournment thereof.

         THIS NOTICE, THE PROXY STATEMENT, AND THE ENCLOSED FORM OF PROXY ARE SENT TO YOU BY ORDER OF THE BOARD OF DIRECTORS.


                                           /s/ Robert L. Hoffman
                                           Robert L. Hoffman,
                                           SECRETARY


Date:  February 5, 1998
Minnetonka, Minnesota

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR FORM OF PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                           AG-CHEM EQUIPMENT CO., INC.
                               5720 Smetana Drive
                           Minnetonka, Minnesota 55343

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MARCH 9, 1998

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         This Proxy Statement is furnished to the record holders of shares of Common Stock of Ag-Chem Equipment Co., Inc. ("Ag-Chem" or the "Company"), a Minnesota corporation, as of the close of business on January 16, 1998, by order of the Board of Directors. This Proxy Statement is furnished in connection with the proxy solicitation by the Board of Directors for the Annual Meeting of Shareholders to be held on Monday, March 9, 1998, at 3:00 p.m., local time, at the Decathlon Athletic Club, 7800 Cedar Avenue South, Bloomington, Minnesota. A shareholder giving a Proxy may revoke it at any time prior to the commencement of the Annual Meeting of Shareholders by filing written notice of the termination of the appointment with an officer of the Company, by attending the Annual Meeting of Shareholders and voting in person, or by filing a new written appointment of a proxy with an officer of the Company. This Proxy Statement is expected to be first mailed to shareholders on or about February 5, 1998.

         The Annual Meeting of Shareholders has been called for the purpose of electing seven directors for a one-year term and ratifying the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending September 30, 1998. All properly executed Proxies received prior to commencement of the meeting will be voted at the meeting. If a shareholder directs how a Proxy is to be voted with respect to the business coming before the meeting, the Proxy will be voted in accordance with the shareholder's directions. If a shareholder does not direct how a Proxy is to be voted, it will be voted FOR electing management's nominees as members of the Company's Board of Directors and FOR ratifying the appointment by the Board of Directors of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending September 30, 1998.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         At the close of business on January 16, 1998, the record date for the Annual Meeting of Shareholders, there were 9,666,768 shares of Common Stock outstanding. The Company's only authorized and outstanding class of stock is Common Stock. Each share of Common Stock is entitled to one vote on each matter properly coming before the meeting. Cumulative voting for directors is not permitted. Abstentions and broker non-votes (brokers failing to vote shares of the Company's Common Stock held in nominee name for customers by proxy) will be treated as present at the meeting for purposes of determining the existence of a quorum. With respect to any matter brought to a vote at the meeting, abstentions will be treated as shares entitled to vote and broker non-votes will be treated as shares not entitled to vote.

         A list of those shareholders entitled to vote at the Annual Meeting of Shareholders will be available for a period of ten days prior to the meeting for examination by any shareholder at the Company's principal executive offices, 5720 Smetana Drive, Minnetonka, Minnesota, and will also be available at the Annual Meeting of Shareholders.

                              ELECTION OF DIRECTORS

                                  (PROPOSAL #1)

         The Bylaws of the Company provide that at each annual meeting the shareholders shall determine the number of directors for the ensuing year; provided, however, that the number may be increased by resolution of the Board of Directors. The Board of Directors recommends that the nominees named below be elected. Each Director is elected to serve a one-year term. Directors being elected at this Annual Meeting of Shareholders will serve until the next Annual Meeting of Shareholders, or until their successors have been duly elected and qualified.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the meeting and entitled to vote is required for approval of the proposal to elect directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTING THE NOMINEES FOR DIRECTOR SET FORTH BELOW.

         All nominees have consented to serve if elected, but if any becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The name, age, offices held with the Company, initial year of service as a director and description of business experience for each nominee are as follows:

           Name                 Age                Company Position             Director Since
           ----                 ---                ----------------             --------------
Alvin E. McQuinn                66        Chairman of the Board, Chief               1963
                                           Executive Officer, Director of
                                           Marketing and Director
John C. Retherford              46        Senior Vice President,                     1987
                                           Chief Financial Officer and
                                           Director
Robert L. Hoffman               69        Secretary and Director                     1963
Vaughn O. Sinclair(1)(2)        69        Director                                   1968
G. Waddy Garrett(1)             56        Director                                   1983
Mary M. Jetland                 36        Vice President of Manufacturing            1994
                                           and Corporate Services and
                                           Director
A.J. (Al) Giese(2)              49        Director                                   1996


-----------------------
(1)      Member of the Audit Committee.
(2)      Member of the Compensation Committee.

         ALVIN E. MCQUINN has served as a Director and as Chairman of the Board since 1963. From 1963 to 1976, and from 1988 to July 1997, Mr. McQuinn served as the Company's President. He has served as Chief Executive Officer and Director of Marketing since 1976. Mr. McQuinn serves as

President, Chief Executive Officer and a Director of Lor*Al Products, Inc., Ag-Chem Sales Co., Inc., Ag-Chem Equipment Canada, Ltd. and Ag-Chem Equipment International Inc., as Chairman and Chief Executive Officer of Ag-Chem Manufacturing Co., Inc., and as a Supervisory Director of Ag-Chem Europe B.V., all of which are subsidiaries of the Company. Mr. McQuinn is the father of Mary
M. Jetland.

         DONALD D. POTTINGER has served as President of the Company since July 1997. From April 1996 to June 1997, Mr. Pottinger served as the Company's Vice President of Sales, North America. From November 1994 to March 1996, Mr. Pottinger was President and Chief Executive Officer of Hickson Kerley, Inc., a fertilizer company based in Phoenix, Arizona. From January 1994 to November 1994, he worked as an independent consultant with small and mid-sized agricultural and environmental companies. From 1992 to 1994 he was President of the Minerals and Chemical Group of the J.R. Simplot Company, a diversified mining, manufacturing and marketing organization based in Pocatello, Idaho.

         JOHN C. RETHERFORD has served as Senior Vice President and Chief Financial Officer since March 1994, as Vice President of Finance from 1986 to March 1994 and as a Director since 1987. Mr. Retherford is also a Director and Vice President of Lor*Al Products, Inc., Ag-Chem Manufacturing Co., Inc., Ag-Chem Sales Co., Inc., Ag-Chem Equipment Canada, Ltd. and Ag-Chem Equipment International Inc., and a Supervisory Director of Ag-Chem Europe B.V.

         ROBERT L. HOFFMAN has served as a Director and the Secretary of the Company since 1963. Since 1958, Mr. Hoffman has been an attorney with, and a shareholder of, the law firm of Larkin, Hoffman, Daly & Lindgren, Ltd., based in Bloomington, Minnesota. He is also a Director of Rimage Corporation, a public company, and NetCo Communications Corporation.

         VAUGHN O. SINCLAIR has served as a Director of the Company since 1968. He served as President and General Manager of Watonwan Farm Services Co. from 1953 to 1991. Mr. Sinclair is a Director of Citizens State Bank (St. James, Minnesota), and served as a Director of Nationwide Mutual Insurance Company and Employers Mutual of Wausau from 1988 to 1994. He also served as the Chairman of the Board of Directors of Farmland Mutual Insurance Company from 1972 to 1994. Mr. Sinclair currently works as a consultant to cooperative organizations.

         G. WADDY GARRETT has served as a Director of the Company since 1983. Since 1978, he has served as the Chief Executive Officer and Chairman of the Board of Alliance Agronomics, Inc., a holding company consisting of various companies engaged in manufacturing, distribution and the custom application of fertilizer. Mr. Garrett is also a Director of Reed Jewelers, Inc., Willard Chemical, Inc., Smart Routes, Inc., County Bank of Chesterfield and Cadmus Communications Corporation, a publicly-held company.

         MARY M. JETLAND has served as Vice President of Manufacturing since March 1995, and as Vice President of Corporate Services and a Director of the Company since February 1994. From 1989 to February 1994, she served as the Manager of Corporate Services of the Company. Ms. Jetland is also President and a Director of Ag-Chem Manufacturing Co., Inc. Ms. Jetland is the daughter of Alvin E. McQuinn.

         A.J. (AL) GIESE has been a Director of the Company since 1996. Since 1980, Mr. Giese has served as Vice President, and most recently as Senior Vice President, of Cenex/Land O'Lakes Agronomy Company, a major marketer of crop inputs. Mr. Giese is a member of the Board of Directors and serves on the Executive Committee of The Fertilizer Institute, Washington, D.C., an industry trade association representing approximately 90 percent of domestic fertilizer producers, manufacturers, retailers, trading firms and equipment manufacturers. Mr. Giese also is a member of the Board of Directors of the International Fertilizer Development Center, Muscle Shoals, Alabama.

                       MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended September 30, 1997, the Board of Directors held five meetings and took action by unanimous written consent on two occasions. None of the members of the Board of Directors proposed for re-election attended less than 75% of the meetings of the Board of Directors and Committees of the Board of Directors held during the period in which they served as a director in the fiscal year ended September 30, 1997.

                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has appointed two standing committees: (i) the Audit Committee and (ii) the Compensation Committee.

         The purpose of the Audit Committee is to recommend the appointment of the Company's independent auditors, review the scope of the audit, examine the auditors' reports, make appropriate recommendations to the Board of Directors as a result of such review and examination and make inquiries into the effectiveness of the financial and accounting functions and controls of the Company. The Audit Committee held two meetings during the fiscal year ended September 30, 1997.

         The Compensation Committee is responsible for considering, negotiating, establishing and modifying the compensation of the officers of the Company. Its recommendations are subject to approval of the Board of Directors. The Compensation Committee held one meeting during the fiscal year ended September 30, 1997.

      REPORTING UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires executive officers and directors of the Company, and persons who beneficially own more than 10 percent of the Company's outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors and persons owning more than 10 percent of the Company's outstanding Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed. Based solely on a review of the copies of such reports and amendments thereto furnished to or obtained by the Company or written representations that no other reports were required, the Company believes that during the fiscal year ended September 30, 1997, all filing requirements applicable to its directors, officers or beneficial owners of more than 10 percent of the Company's outstanding shares of Common Stock were complied with, except that Mr. Pace failed to timely file an initial report of ownership, Mr. Pottinger failed to timely file an initial report of ownership, Mr. Trygstad failed to timely file an initial report of ownership, Ms. Jetland failed to timely report two transactions and Mr. Giese failed to timely report one transaction.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation earned for services rendered in all capacities to the Company during the Company's fiscal years ended September 30, 1995, 1996 and 1997 by Alvin E. McQuinn, Chairman of the Board and Chief Executive Officer, Donald D. Pottinger, President, and John C. Retherford, Senior Vice President and Chief Financial Officer. The Company has no other executive officers.

                           SUMMARY COMPENSATION TABLE

                                                           Annual Compensation
                                              --------------------------------------------
        Name and                                                             Other Annual        All Other
   Principal Position               Year        Salary         Bonus        Compensation(1)     Compensation
------------------------------    --------    ----------    -----------    ----------------    --------------
                                                  ($)           ($)              ($)                 ($)
Alvin E. McQuinn                   1997         318,000        50,000           66,780                 0
  Chairman of the Board and        1996         309,000             0          129,780           250,000(2)
  Chief Executive Officer          1995         300,000       400,000          135,000           250,000(2)

Donald D. Pottinger                1997         130,000        50,000           27,300                 0
 President                         1996          62,500        40,000           21,875            23,340(3)
                                   1995               0             0                0                 0

John C. Retherford                 1997         138,000        40,000           28,980                 0
 Senior Vice President             1996         134,000        75,000           56,280                 0
 and Chief Financial Officer       1995         130,000       125,000           58,500                 0


---------------------------
(1) Represents profit sharing contributions made by the Company on the executive officer's behalf.
(2) Represents payments made pursuant to the Chairman's Annual Performance Incentive Plan.
(3)  Represents moving expenses.


                            COMPENSATION OF DIRECTORS

         During the fiscal year ended September 30, 1997, the Company paid each non-employee director a fee of $3,000 per meeting of the Board of Directors and $500 per committee meeting. Robert L. Hoffman was not paid any such fees and fees payable to A.J. (Al) Giese, pursuant to the policies of his employer, were paid directly to his employer. In addition, the Company paid each non-employee director an annual retainer of $5,000. In November 1997 the Board of Directors authorized an increase of the outside director retainer for the fiscal year ending September 30, 1998 to $6,000.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee (the "Committee") has responsibility for all elements of compensation of Ag-Chem officers, including the executive officers named in the Summary Compensation Table. These elements consist of base salary, profit sharing and incentive bonus. The Committee is also responsible for setting the profit threshold for the Company's Profit Sharing Plan. The Committee is comprised of two outside directors, Vaughn O. Sinclair and A.J.
(Al) Giese, who are not officers or employees of Ag-Chem or its subsidiaries and who are not eligible to participate in any of the plans or programs that the Committee administers. The Committee makes recommendations on compensation issues which are subject to the approval of the Board of Directors.

Compensation Philosophy

         The Company has a "pay for performance" philosophy for its management employees including officers. Compensation is dependent upon the annual and long-term financial performance of the Company, as well as long-term shareholder return. The Committee has established programs to provide a total compensation package that will attract highly qualified personnel to Ag-Chem, motivate individuals to perform at optimum levels, reward outstanding individual performance and retain valuable employees. The Company's compensation plans provide significant cash incentives to the Company's management. The Company does not have any stock option or long-term incentive plans.

Base Salary and Incentive Bonus

         Salaries of the Company's management employees are based in part on the compensation practices of other companies. The Committee has an independent consulting firm review the total compensation of the officers to assess the competitiveness of the Company's compensation program. The Company compares itself to similarly-sized manufacturing companies located in the Midwest Region of the United States. There are currently fifteen companies in this comparison group, which is subject to change as the result of developments in the business of the Company or the companies in the comparison group. The Company's most direct competitors for executive personnel are not necessarily the companies that would be included in a peer group established to compare shareholder returns. Thus, the compensation peer group is not the same as the peer group utilized in the Comparative Stock Performance Graph included in this Proxy Statement. Salaries established by the Committee are also based on the officer's scope of responsibilities, level of experience and individual performance. Officers have an annual incentive bonus opportunity with awards based on overall performance of the Company. The purpose of this incentive is to maintain a strong correlation between annual pay and overall Company financial results.

Profit Sharing

         The purpose of the Company's Profit Sharing Plan is to encourage employees to work in a manner, and suggest ideas, that will increase Company profit. Profit sharing compensation varies and is based on pre-tax profits. If the Company obtains an acceptable profit level (the "threshold"), then the Company pays profit sharing compensation to all eligible employees. The Committee annually sets the profit threshold for the Company and its subsidiaries. Any increase in the threshold is based on the net income of the previous year.

Compensation of the Chairman and Chief Executive Officer

         The compensation of Alvin E. McQuinn, Chairman of the Board and Chief Executive Officer, is determined by the same process used for the other officers of the Company. The only difference is that a higher portion of Mr. McQuinn's total compensation is variable and at risk by being tied to the Company's performance. The compensation paid to Mr. McQuinn is also based on subjective non-financial Company performance measures which include continued growth, customer satisfaction, management succession and overall quality of the Company.

         In the fiscal year ended September 30, 1997, Mr. McQuinn received a base salary of $318,000, a discretionary bonus of $50,000 and a profit sharing contribution of $66,780. The payment of a discretionary bonus to Mr. McQuinn was based on both financial and non-financial factors. Such determination was made by the Compensation Committee and approved by the Company's Board of

Directors. The determination not to pay Mr. McQuinn a bonus under the Chairman's Annual Performance Incentive Plan was based on the financial performance of the Company and was made by an independent consulting firm engaged by the Company to evaluate compensation paid to other chief executive officers in the Company's industry and to make recommendations regarding compensation. The total bonus paid to Mr. McQuinn for 1997 was significantly less than the bonuses paid to him for the fiscal years ended September 31, 1995 and 1996. This is due primarily to the fact that the Company's financial performance during the fiscal year ended September 30, 1997 did not reach the levels achieved in prior fiscal years.

Discussion of Corporate Tax Deduction on Compensation in Excess of $1,000,000 Per Year

         As part of its responsibilities, the Committee reviews certain measures of performance for the Company's Chairman of the Board and Chief Executive Officer that it believes are critical to the overall performance of the Company. Certain measures of performance, such as succession planning and strategic planning, are vital to the long-term performance of the Company. Section 162(m) of the Internal Revenue Code of 1986 (the "Code") prohibits the Company from deducting as compensation expense, amounts exceeding $1,000,000 per year for certain officers, unless the payment of such compensation is based on pre-established objective performance goals approved by the Company's shareholders. A significant portion of the Chairman of the Board and Chief Executive Officer's compensation meets the Code's requirement for deductibility. At the Annual Meeting of Shareholders held in 1995 shareholders approved the "Chairman's Annual Performance Incentive Plan." The Company believes that amounts payable to the Chairman of the Board and Chief Executive Officer under that plan are deductible. A portion of the Chairman of the Board and Chief Executive Officer's compensation, however, will continue to be based on critical, subjective measures that may prohibit certain compensation from being deductible under the Code. The Committee strongly believes that its ability to evaluate the performance of the Chairman of the Board and Chief Executive Officer on vital subjective performance measures outweighs the Code's limitation on such deductibility.

         The foregoing Compensation Committee Report shall not be deemed incorporated by reference by any statement incorporating by reference this Proxy Statement, or any portion thereof, into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such Acts.

Vaughn O. Sinclair
A.J. (Al) Giese
Ag-Chem Equipment Co., Inc. Compensation Committee


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         Robert L. Hoffman, a member of the Company's Board of Directors and its Secretary, is an attorney with, and a shareholder of, the law firm of Larkin, Hoffman, Daly & Lindgren, Ltd., which currently serves as legal counsel to the Company and served as legal counsel to the Company during the fiscal year ended September 30, 1997.

         The Company has transactions in the ordinary course of business with unaffiliated corporations of which certain of the non-employee directors are officers. The Company does not consider the amounts involved in such transactions material in relation to its business and believes that any such amounts are not material in relation to the business of such other corporations or the interests of the non-employee directors involved.

                          COMPARATIVE STOCK PERFORMANCE

         The following graph compares the cumulative total shareholder return, assuming $100 invested on September 30, 1992, as if such amount had been invested in each of: (i) the Company's Common Stock; (ii) the stocks comprising the Dow Jones Industrial Sector-Heavy Machinery; and (iii) the stocks included in the Dow Jones Industrial Average. The graph assumes the reinvestment of all dividends (the Company has never paid a dividend). Prices of the Company's Common Stock are based upon high closing bid prices in the Minneapolis-St. Paul local over-the-counter market as reported by: (i) Metro Data Company (for the period 10/1/92 through 4/21/95) and (ii) the Nasdaq National Market (for the period 4/24/95 through 9/30/97).

         The historical stock price performance of the Company's Common Stock shown below is not necessarily indicative of future performance. The graph below shall not be deemed incorporated by reference by any statement incorporating by reference this Proxy Statement, or any portion thereof, into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such Acts.


                              [PLOT POINTS GRAPH]

                                     ----------------------------------------------------------------------
                                       9/30/92     9/30/93     9/30/94     9/29/95     9/30/96     9/30/97
-----------------------------------------------------------------------------------------------------------
Ag-Chem Equipment Co., Inc.            100.00      244.76      381.58    1,284.21      757.89       794.74
-----------------------------------------------------------------------------------------------------------
Dow Jones Industrial Sector-Heavy
Machinery                              100.00      164.57      200.53      227.85      312.91       427.99
-----------------------------------------------------------------------------------------------------------
Dow Jones Industrial Average           100.00      112.47      124.92      159.93      200.92       276.42
-----------------------------------------------------------------------------------------------------------


                             PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of the close of business on January 16, 1998, the number of shares of Common Stock beneficially owned: (i) by each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) by each director and director-nominee of the Company; and (iii) by all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names.

                                           Number of Shares Beneficially Owned
           Name and Address               --------------------------------------
         of Beneficial Owner                    Shares               Percent
--------------------------------------    ------------------     ---------------
Alvin E. McQuinn                             5,709,998(1)              59.1%

Donald D. Pottinger                                440                   *

John C. Retherford                              87,600(2)                *

Robert L. Hoffman                            5,458,498(3)              56.5%

Vaughn O. Sinclair                              40,000(4)                *

G. Waddy Garrett                                26,000(5)                *

Mary M. Jetland                                 35,100(6)                *

A.J. (Al) Giese                                  3,100(7)                *

All directors and executive                  5,907,438                 61.1%
 officers as a group (eight persons)

-----------------------------
*    Less than 1%.

(1) Includes 5,453,298 shares owned by the Alvin E. McQuinn Revocable Trust of which Mr. McQuinn is a co-trustee.

(2) Includes 55,400 shares owned jointly with Mr. Retherford's spouse and 6,934 shares held of record by Mr. Retherford's minor children. Also includes 8,416 shares owned of record by two trusts of which Mr. Retherford is trustee, all of which shares Mr. Retherford disclaims beneficial ownership.

(3) Includes 5,453,298 shares owned by the Alvin E. McQuinn Revocable Trust of which Mr. Hoffman is a co-trustee, and 1,200 shares held by Mr. Hoffman's spouse.

(4) Includes 37,500 shares owned by the V. O. Sinclair Revocable Trust, of which Mr. Sinclair is trustee, and 2,500 shares held of record by Mr. Sinclair's spouse, of which Mr. Sinclair disclaims beneficial ownership.

(5) Includes 6,000 shares held of record by Mr. Garrett's spouse and 800 shares held of record by Mr. Garrett's children. Also includes 4,000 shares held of record by the Profit Sharing Plan of a corporation of which Mr. Garrett is an affiliate, of which Mr. Garrett disclaims beneficial ownership.

(6) Includes 16,500 shares held of record by Ms. Jetland's spouse and 100 shares held of record by Ms. Jetland's children, all of which Ms. Jetland disclaims beneficial ownership.

(7)  Includes 3,100 shares held jointly with Mr. Giese's spouse.

                              INDEPENDENT AUDITORS

                                  (PROPOSAL #2)

         The Board of Directors has appointed KPMG Peat Marwick LLP to serve as the Company's independent auditors for the fiscal year ending September 30, 1998, and to perform other accounting services. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting of Shareholders, with the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the annual meeting and entitled to vote is required to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFYING THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         The rules of the Securities and Exchange Commission permit shareholders of the Company, after notice to the Company, to present proposals for shareholder action in the Company's Proxy Statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. Proposals that shareholders may wish to present at the next Annual Meeting of Shareholders in 1999 must be received by the Company prior to October 6, 1998 to be included in the Proxy Statement and form of Proxy relating to that meeting.

                                 OTHER PROPOSALS

         The Board of Directors of the Company does not intend to present any business at the meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting. If, however, any other matters should properly come before the meeting, it is the intention of the persons named in the Proxy to vote the shares represented thereby in accordance with their best judgment on such matters.

                        COSTS AND METHOD OF SOLICITATIONS

         Solicitations of proxies will be made by preparing and mailing the Notice of Annual Meeting, form of Proxy and Proxy Statement to shareholders of record as of the close of business on January 16, 1998. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, form of Proxy and Proxy Statement, and the payment of charges incurred by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to shareholders. In certain instances, officers of the Company may make special solicitations of proxies either in person or by telephone. Expenses incurred in connection with special solicitations are expected to be nominal. The Company will bear all expenses incurred in connection with the solicitation of proxies for the annual meeting.

         It is important that your shares are represented and voted, whether or not you plan to attend the meeting. Accordingly, we respectfully request that you sign, date and mail the enclosed Proxy in the envelope provided as promptly as possible. Thank you.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/ Robert L. Hoffman
                                     Robert L. Hoffman,
                                     SECRETARY

Date: February 5, 1998

AG-CHEM EQUIPMENT CO., INC.          [FRONT]                        PROXY
5720 SMETANA DRIVE
MINNETONKA, MINNESOTA 55343

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alvin E. McQuinn and Robert L. Hoffman, and each of them with full power of substitution, Proxies to represent and vote, as designated below, all of the shares of the Common Stock of Ag-Chem Equipment Co., Inc., registered in the name of the undersigned as of the close of business on January 16, 1998, with the powers the undersigned would possess if personally present at the Annual Meeting of Shareholders to be held at the Decathlon Athletic Club, 7800 Cedar Avenue South, Bloomington, Minnesota, at 3:00 p.m., local time, on March 9, 1998, and at any adjournment thereof, hereby revoking any proxy or proxies previously given.

1.   Election of directors:

     [ ] FOR all nominees listed below          [ ] WITHHOLD AUTHORITY
     (except as marked to the contrary below)   to vote for all nominees listed
                                                below

     (To WITHHOLD authority to vote for any individual nominee, draw a line through the nominee's name below)

       ALVIN E. MCQUINN           JOHN C. RETHERFORD          ROBERT L. HOFFMAN
       A. J. (AL) GIESE           VAUGHN O. SINCLAIR          G. WADDY GARRETT
                                  MARY M. JETLAND


         (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

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                         (CONTINUED FROM THE OTHER SIDE)

                                     [BACK]


2. Proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending September 30, 1998:

                             FOR [ ]           [ ] AGAINST          [ ] ABSTAIN

3. In their discretion, the appointed Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment:


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.


                                        Dated                             , 1998
                                              ----------------------------

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                                                      (Signature)

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                                                  (Second signature)

                                        PLEASE DATE AND SIGN ABOVE exactly as
                                        your name appears at left, indicating
                                        where appropriate, official position or
                                        representative capacity.